ACCRUED ROYALTIES	9 Months Ended
Sep. 30, 2023
Accrued Royalties
ACCRUED ROYALTIES

NOTE 4 – ACCRUED ROYALTIES

Accrued royalties relate to the Company’s licensing agreements with various parties that provided gaming software to the Company. These licensing agreements contain obligations to pay royalty fees ranging from 5% to 50% of either gross or net revenue, and a flat fee per end user of $0.50, subject to an obligation to pay minimum annual royalties of $50,000 as specified in the licensing agreements. Accrued royalties as of September 30, 2023 and December 31, 2022, including unpaid annual minimum royalties, were $720,632 and $0, respectively. If contested by the licensors, the Company may be required to pay these amounts, thus the Company continues to report the remaining obligation under the licensing agreements as a liability on the Company’s Balance Sheet. The Company does not believe that it remains obligated to pay these royalties.